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                                                                    Exhibit 99.3
                                            Form of Proxy for Halis Stockholders

                                  HALIS, INC.

           PROXY FOR THE HALIS, INC. SPECIAL MEETING OF STOCKHOLDERS

                       TO BE HELD ON APRIL   , 2001

                    THIS PROXY IS SOLICITED ON BEHALF OF THE
                       BOARD OF DIRECTORS OF HALIS, INC.

     The board of directors of Halis recommends that you vote FOR the following proposals:

[X]  Please mark votes as in this example.

1. Approval of the adoption of the Agreement and Plan of Merger, dated as of June 29, 2000, as amended September 29, 2000, January 31, 2001 and March 28, 2001, by and among HealthWatch, Inc., HealthWatch Merger Sub, Inc. (a wholly-owned subsidiary of HealthWatch), and Halis, and the transactions contemplated thereby pursuant to which Halis will merge into HealthWatch.

     FOR  [_]AGAINST  [_]ABSTAIN  [_]

The undersigned appoints Dr. Joel Greenspan with full power of substitution, the proxy and attorney of the undersigned, to vote as specified herein at the
Special Meeting of Stockholders of Halis to be held on April   , 2001 at 12:30
p.m. local time, at The W at Perimeter Center Hotel, 111 Perimeter Center West NE, Atlanta, Georgia 30346, and at any adjournments or postponements thereof, with all powers (other than the power to revoke the proxy or vote the proxy in a manner not authorized by the executed form of proxy) that the undersigned would have if personally present at the Halis Special Meeting, to act in their discretion upon any other matter or matters that may properly be brought before the Halis Special Meeting and to appear and vote all the shares of Halis stock that the undersigned may be entitled to vote. The undersigned hereby acknowledges receipt of the accompanying joint proxy statement/prospectus and hereby revokes any proxy or proxies heretofore given by the undersigned relating to the Halis Special Meeting.


  UNLESS OTHERWISE MARKED, THIS PROXY WILL BE VOTED AS IF MARKED "FOR" THE FOREGOING PROPOSALS.

                                         --------------------------------------
                                         Signature

                                         --------------------------------------
                                         Signature if jointly held

                                         Dated:
                                            -----------------------------------



PLEASE DATE AND SIGN AS NAME APPEARS HEREIN. WHEN SIGNING AS EXECUTOR, ADMINISTRATOR, TRUSTEE, GUARDIAN OR ATTORNEY, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED CORPORATE OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON. JOINT OWNERS SHOULD EACH SIGN.